UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2008

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE, Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

We are filing this Amendment No. 1 to our current report on Form 8-K filed on October 1, 2008 (the “Original Filing”) for the purpose of filing Exhibits A through F to the Credit Agreement, filed as Exhibit 10.1, which were omitted from the Original Filing.  As previously reported in our annual report on Form 10-K for the year ended December 31, 2009 filed on February 4, 2010, the Credit Agreement expired on September 29, 2009.  For further information on the Credit Agreement, please see the Original Filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1
Credit Agreement as of September 30, 2008, by and among AGL Resources Inc., AGL Capital Corporation, Wachovia Bank, National Association, as administrative agent, Wachovia Capital Markets, LLC, as sole lead arranger and sole lead bookrunner, and the several other banks and other financial institutions named therein, and SunTrust Bank, NA, The Bank of Tokyo-Mitsubishi, UFJ, Ltd., Calyon New York Branch, and The Royal Bank of Scotland PLC, as Co-Documentation Agents. *

Exhibit A - Form of Guarantee Agreement †
Exhibit B - Form of Compliance Certificate †
Exhibit C - Form of Closing Certificate †
Exhibit D - Form of Assignment and Acceptance †
Exhibit E-1 - Form of Kilpatrick Stockton LLP legal opinion †
Exhibit E-2 - Form of Woodburn and Wedge legal opinion †
Exhibit F - Form of Exemption Certificate †

10.2
Guarantee, dated as of September 30, 2008, made by AGL Resources Inc., the guarantor, in favor of Wachovia Bank, National Association, as administrative agent for the lenders parties to the Credit Agreement, dated as of September 30, 2008, among Guarantor, AGL Capital Corporation, the borrower, the lenders named therein, and Wachovia Bank, National Association, as administrative agent. *

*—Filed with the original filing of this Form 8-K.
†—Filed herewith.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: May 26, 2010	/s/ Andrew W. Evans
Executive Vice President, Chief Financial Officer and Treasurer

 Exhibit Index

Exhibit No.	Description

10.1
Credit Agreement as of September 30, 2008, by and among AGL Resources Inc., AGL Capital Corporation, Wachovia Bank, National Association, as administrative agent, Wachovia Capital Markets, LLC, as sole lead arranger and sole lead bookrunner, and the several other banks and other financial institutions named therein, and SunTrust Bank, NA, The Bank of Tokyo-Mitsubishi, UFJ, Ltd., Calyon New York Branch, and The Royal Bank of Scotland PLC, as Co-Documentation Agents. *

Exhibit A - Form of Guarantee Agreement †
Exhibit B - Form of Compliance Certificate †
Exhibit C - Form of Closing Certificate †
Exhibit D - Form of Assignment and Acceptance †
Exhibit E-1 - Form of Kilpatrick Stockton LLP legal opinion †
Exhibit E-2 - Form of Woodburn and Wedge legal opinion †
Exhibit F - Form of Exemption Certificate †

10.2
Guarantee, dated as of September 30, 2008, made by AGL Resources Inc., the guarantor, in favor of Wachovia Bank, National Association, as administrative agent for the lenders parties to the Credit Agreement, dated as of September 30, 2008, among Guarantor, AGL Capital Corporation, the borrower, the lenders named therein, and Wachovia Bank, National Association, as administrative agent. *

*—Filed with the original filing of this Form 8-K.
†—Filed herewith.